UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  November 21, 2006



                              LANDAUER, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)



                                 Delaware
              ----------------------------------------------
              (State or Other Jurisdiction of Incorporation)



             1-9788                               06-1218089
     ------------------------        ------------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



2 Science Road, Glenwood, Illinois                    60425
----------------------------------------          ----------
(Address of Principal Executive Offices)          (Zip Code)



                              (708) 755-7000
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)



                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Dr. Gary D. Eppen, a director of Landauer, Inc., whose current term of service on the Landauer Board of Directors is scheduled to expire at Landauer's annual meeting of stockholders to be held on February 8, 2007, has advised the Company that he intends to retire from the Board as of such date and therefore does not desire to be considered for re-election at such meeting. Under the Company's current director guidelines regarding director retirement, Dr. Eppen, who is 70 years old, would otherwise have been expected to retire in April 2007.

                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LANDAUER, INC.


Dated:  November 21, 2006           /s/ Jonathon M. Singer
                                    ------------------------------
                                    Jonathon M. Singer
                                    Senior Vice President,
                                    Treasurer, Secretary and
                                    Chief Financial Officer
                                    (Principal Financial and
                                    Accounting Officer)